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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 16, 2004

                     Lehman ABS Corporation, on behalf of:


    CORPORATE BACKED TRUST CERTIFICATES, VERIZON NEW YORK DEBENTURE-BACKED
                              SERIES 2004-5 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-32022             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Verizon New York Debenture-Backed
Series 2004-5 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as supplemented by the Series Supplement in respect of the Trust dated as of February 25, 2004.


Item 5. OTHER EVENTS

On June 16, 2004 final distribution was made to the holders of the certificates issued by the Trust in connection with the termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.




Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Verizon New York Debenture-Backed Series 2004-5 Certificate Holders for the period ending June 16, 2004.

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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 16, 2004


                                         Lehman ABS Corporation


                                         By: /s/    Paul Mitrokostas
                                                    -------------------
                                         Name:      Paul Mitrokostas
                                         Title:     Senior Vice President

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                                 EXHIBIT INDEX


Exhibit Number         Description
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            1          Trustee's Distribution Statement to the Verizon
                       New York Debenture-Backed Series 2004-5
                       Certificate Holders for the period ending June 16,
                       2004


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